EXHIBIT 32.01

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of WellPoint Health Networks Inc. (the “Company”) for the fiscal year ended December 31, 2003, as amended by this Amendment No. 1 on Form 10-K/A as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Leonard D. Schaeffer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LEONARD D. SCHAEFFER
Leonard D. Schaeffer
Chief Executive Officer
Date: April 29, 2004

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.